Ohio National Fund, Inc.	November 15, 2017

Balanced Portfolio

Supplement to Summary Prospectus Dated May 1, 2017

Under the section “Management,” the following information replaces the corresponding section in its entirety:

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio, which is managed by the sub-adviser of the Portfolio, ICON. Donovan “Jerry” Paul, a Portfolio Manager at ICON, has been a co-portfolio manager of the Portfolio since 2014. Craig Callahan and Scott Callahan, Portfolio Managers at ICON, have been co-portfolio managers of the Portfolio since November 2017.